UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:                    (206) 701-2000

Registrant’s facsimile number, including area code:                      (206) 701-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     This Amendment No. 2 to our Current Report on Form 8-K, dated April 2, 2004, relates to our acquisition of OctigaBay Systems Corporation pursuant to an Arrangement Agreement, dated as of February 25, 2004, which closed on April 1, 2004. The purpose of this amendment is to provide corrected financial information required by Items 7(a) and 7(b) of Form 8-K and filed as exhibits 99.2 and 99.3 to Amendment No. 1 on May 10, 2004, which contained clerical errors.

Item 9. 01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

     Unaudited Financial Statements (Exhibit 99.2)

(i)	Condensed Balance Sheets as of December 31, 2003 and June 30, 2003

(b) Pro forma financial information (Exhibit 99.3)

(i)	Unaudited pro forma condensed consolidated balance sheet of Cray Inc. and OctigaBay Systems Corporation as of December 31, 2003

(c) Exhibits

99.2	Unaudited Condensed Balance Sheets of OctigaBay Systems Corporation as of December 31, 2003 and June 30, 2003

99.3	Unaudited pro forma condensed consolidated balance sheet of Cray Inc. and OctigaBay Systems Corporation as of December 31, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 29, 2004
Cray Inc.
	By:	/s/ Kenneth W. Johnson
Kenneth W. Johnson
Senior Vice President and General Counsel